Quarterly Holdings Report
for
Fidelity® Series Canada Fund
July 31, 2025
SAD-NPRT3-0925
1.9883885.107
Common Stocks - 99.1%
	Shares	Value ($)
BRAZIL - 2.9%
Materials - 2.9%
Metals & Mining - 2.9%
Wheaton Precious Metals Corp	1,964,200	179,635,843
CANADA - 92.2%
Communication Services - 1.4%
Diversified Telecommunication Services - 1.4%
Quebecor Inc Multiple Voting Shares	1,876,290	53,759,175
TELUS Corp	1,895,900	30,540,191
		84,299,366
Consumer Discretionary - 7.4%
Broadline Retail - 3.5%
Dollarama Inc	1,591,300	217,494,511
Hotels, Restaurants & Leisure - 1.9%
Restaurant Brands International Inc (b)	1,710,700	116,079,687
Specialty Retail - 1.9%
Aritzia Inc Subordinate Voting Shares (d)	538,116	28,882,569
Diversified Royalty Corp (c)	10,386,800	24,587,690
Pet Valu Holdings Ltd	2,654,600	64,238,408
		117,708,667
Textiles, Apparel & Luxury Goods - 0.1%
Canada Goose Holdings Inc Subordinate Voting Shares (d)	576,332	6,301,551
TOTAL CONSUMER DISCRETIONARY		457,584,416

Consumer Staples - 8.0%
Beverages - 0.0%
GURU Organic Energy Corp (d)	1,062,734	1,418,922
Consumer Staples Distribution & Retail - 7.6%
Alimentation Couche-Tard Inc	5,241,840	272,381,986
Metro Inc/CN	1,978,500	151,286,140
North West Co Inc/The	1,264,400	43,399,873
		467,067,999
Personal Care Products - 0.4%
Jamieson Wellness Inc (e)(f)	957,100	23,236,752
TOTAL CONSUMER STAPLES		491,723,673

Energy - 16.7%
Energy Equipment & Services - 0.8%
Pason Systems Inc	3,190,600	26,918,385
TerraVest Industries Inc	158,686	19,551,728
		46,470,113
Oil, Gas & Consumable Fuels - 15.9%
Cameco Corp	1,500,200	112,634,098
Canadian Natural Resources Ltd	8,208,100	259,820,487
Imperial Oil Ltd (b)	1,344,500	112,103,121
Parkland Corp	2,965,636	83,708,158
PrairieSky Royalty Ltd	9,204,680	158,305,084
South Bow Corp	2,922,900	76,764,096
Suncor Energy Inc	4,567,200	180,136,749
		983,471,793
TOTAL ENERGY		1,029,941,906

Financials - 31.1%
Banks - 17.3%
Bank of Montreal (b)	3,011,600	332,414,914
Canadian Imperial Bank of Commerce	1,728,000	123,501,617
Royal Bank of Canada	2,344,800	300,867,488
Toronto Dominion Bank (b)	4,276,330	311,465,953
		1,068,249,972
Capital Markets - 6.8%
Brookfield Asset Management Ltd Class A (b)	2,186,572	134,830,190
Brookfield Corp Class A (g)	2,449,488	164,071,147
TMX Group Ltd	2,978,500	121,109,043
		420,010,380
Insurance - 7.0%
Definity Financial Corp	2,496,724	134,512,447
Definity Financial Corp (h)(i)	190,000	10,236,360
Intact Financial Corp	612,900	126,684,872
Sun Life Financial Inc	2,652,500	161,722,864
		433,156,543
TOTAL FINANCIALS		1,921,416,895

Health Care - 0.7%
Health Care Providers & Services - 0.7%
Andlauer Healthcare Group Inc Subordinate Voting Shares	1,250,332	47,825,921
Industrials - 8.7%
Ground Transportation - 6.2%
Canadian National Railway Co (b)	1,058,200	98,809,119
Canadian Pacific Kansas City Ltd	3,890,221	286,095,208
		384,904,327
Professional Services - 2.5%
Thomson Reuters Corp	755,000	151,523,095
TOTAL INDUSTRIALS		536,427,422

Information Technology - 10.9%
IT Services - 5.0%
Shopify Inc Class A (d)	2,522,900	308,388,837
Software - 5.9%
ApplyBoard Inc (d)(i)(j)	10,248	79,730
ApplyBoard Inc (d)(i)(j)	2,527	19,660
Computer Modelling Group Ltd (b)	1,850,800	10,565,696
Constellation Software Inc/Canada	81,200	280,137,656
Constellation Software Inc/Canada warrants 3/31/2040 (d)(j)	47,800	3
Dye & Durham Ltd (c)	4,635,000	37,431,907
Lumine Group Inc Subordinate Voting Shares (d)(f)	995,540	38,618,847
		366,853,499
TOTAL INFORMATION TECHNOLOGY		675,242,336

Materials - 7.3%
Chemicals - 1.6%
Nutrien Ltd	1,713,978	101,693,224
Containers & Packaging - 0.9%
CCL Industries Inc Class A	144,500	8,113,525
CCL Industries Inc Class B	893,800	49,960,169
		58,073,694
Metals & Mining - 4.3%
Franco-Nevada Corp	1,504,619	239,679,205
G Mining Ventures Corp (d)	403,000	4,723,383
Triple Flag Precious Metals Corp	841,730	19,208,648
		263,611,236
Paper & Forest Products - 0.5%
Stella-Jones Inc	528,400	30,122,918
TOTAL MATERIALS		453,501,072

TOTAL CANADA		5,697,963,007
CHILE - 0.7%
Materials - 0.7%
Metals & Mining - 0.7%
Lundin Mining Corp	4,017,600	41,028,464
UNITED STATES - 3.0%
Consumer Discretionary - 0.6%
Leisure Products - 0.6%
BRP Inc Subordinate Voting Shares	787,400	39,813,253
Industrials - 2.2%
Commercial Services & Supplies - 2.2%
GFL Environmental Inc Subordinate Voting Shares	2,717,214	136,841,219
Materials - 0.2%
Metals & Mining - 0.2%
Ivanhoe Electric Inc / US (d)(g)	897,686	8,581,879
Ivanhoe Electric Inc / US warrants (d)	905,486	2,721,491
		11,303,370
TOTAL UNITED STATES		187,957,842
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd (d)	981,600	16,499,324
TOTAL COMMON STOCKS (Cost $3,566,412,625)		6,123,084,480

Convertible Corporate Bonds - 0.1%
		Principal Amount (a)	Value ($)
CANADA - 0.1%
Communication Services - 0.1%
Entertainment - 0.1%
Cineplex Inc 7.75% 3/1/2030 (e) (Cost $5,295,030)	CAD	7,751,000	7,162,291

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CANADA - 0.2%
Information Technology - 0.2%
Software - 0.2%
Valsoft Corp Series A-1.2 (i)(j)	759	7,869,555
Valsoft Corp Series A-1.3 (i)(j)	269	2,789,078
Valsoft Corp Series A-1.4 (i)(j)	347	3,597,807

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,128,065)		14,256,440

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
ApplyBoard Inc Series A1 (d)(i)(j)	12,606	98,831
ApplyBoard Inc Series A2 (d)(i)(j)	9,868	77,562
ApplyBoard Inc Series A3 (d)(i)(j)	563	4,436
ApplyBoard Inc Series D (d)(i)(j)	27,521	432,356
ApplyBoard Inc Series SEED (d)(i)(j)	3,768	29,390

TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $4,705,692)		642,575

Money Market Funds - 2.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k)	4.33	9,068,162	9,069,975
Fidelity Securities Lending Cash Central Fund (k)(l)	4.33	148,609,268	148,624,129
TOTAL MONEY MARKET FUNDS (Cost $157,694,104)			157,694,104

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $3,750,235,516)	6,302,839,890
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(122,732,688)
NET ASSETS - 100.0%	6,180,107,202

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Brookfield Corp Class A	Montreal Exchange Inc	2,465	22,877,665	90.00	08/15/25	(702,710)
Brookfield Corp Class A	Montreal Exchange Inc	3,647	33,847,807	90.00	09/19/25	(1,368,678)
Ivanhoe Electric Inc / US	Chicago Board Options Exchange	8,500	8,126,000	12.50	10/17/25	(595,000)

						(2,666,388)
TOTAL WRITTEN OPTIONS						(2,666,388)

Notional amount and exercise price for written options on Brookfield Corp Class A are stated in CAD.
Currency Abbreviations
CAD	-	Canadian Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)	Non-income producing.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,399,043 or 0.5% of net assets.

(f)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $61,855,599 or 1.0% of net assets.

(g)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $49,065,285.
(h)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $10,236,360 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(i)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,234,765 or 0.4% of net assets.

(j)	Level 3 security
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard Inc	6/30/21	269,862

ApplyBoard Inc	6/04/21 - 6/30/21	524,313

ApplyBoard Inc Series A1	6/04/21	816,255

ApplyBoard Inc Series A2	6/04/21	638,966

ApplyBoard Inc Series A3	6/04/21	36,455

ApplyBoard Inc Series D	6/04/21	2,970,033

ApplyBoard Inc Series SEED	6/04/21	243,983

Definity Financial Corp	5/28/25	9,153,235

Valsoft Corp Series A-1.2	3/14/25	8,890,706

Valsoft Corp Series A-1.3	3/17/25	2,670,329

Valsoft Corp Series A-1.4	3/17/25	4,567,031

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Definity Financial Corp	10/12/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,620,532	203,520,374	197,070,931	214,902	-	-	9,069,975	9,068,162	0.0%
Fidelity Securities Lending Cash Central Fund	198,489,828	5,080,409,088	5,130,274,787	2,003,913	-	-	148,624,129	148,609,268	0.6%
Total	201,110,360	5,283,929,462	5,327,345,718	2,218,815	-	-	157,694,104

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) and Shares end of period columns means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Diversified Royalty Corp	22,311,557	926,499	1,177,229	1,201,793	80,709	2,446,154	24,587,690	10,386,800
Dye & Durham Ltd	58,339,102	5,524,795	3,703,431	144,545	(1,888,414)	(20,840,145)	37,431,907	4,635,000
GURU Organic Energy Corp	1,805,168	-	452,642	-	(5,737,498)	5,803,894	-	-
Total	82,455,827	6,451,294	5,333,302	1,346,338	(7,545,203)	(12,590,097)	62,019,597

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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